Exhibit 10.3.2

FORM OF ADDITIONAL TRANSFEROR RECEIVABLES TRANSFER AGREEMENT

among

[___],
as Additional Transferor

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer

and

VERIZON ABS II LLC,
as Depositor

Dated as of [____], 20[_]

TABLE OF CONTENTS

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TABLE OF CONTENTS
(continued)
Page

Section 6.8.	Severability	19
Section 6.9.	Headings	19
Section 6.10.	Counterparts	19
Section 6.11.	[Agreements of the Additional Transferor	19
Section 6.12.	Electronic Signatures	19

Exhibit A	Form of Receivables Acquisition Notice	EA-1

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ADDITIONAL TRANSFEROR RECEIVABLES TRANSFER AGREEMENT, dated as of [___], 20[_] (this “Agreement”), among [___], a [Delaware statutory trust] (the “Additional Transferor”), CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS, a Delaware general partnership (“Cellco”), as servicer (in such capacity, the “Servicer”) and VERIZON ABS II LLC, a Delaware limited liability company, as depositor (the “Depositor”).

BACKGROUND

In the normal course of its business, the Additional Transferor acquires from certain originators device payment plan agreements under contracts entered into by such originators or Verizon Wireless Services, LLC or another affiliate of such originators, as agent of each originator.

In connection with certain financing transactions sponsored by Cellco in which Verizon Master Trust (the “Trust”) will make borrowings under Loans or issue Notes, in each case secured by a pool of Receivables consisting of device payment plan agreements, the Additional Transferor has determined to transfer pools of Receivables and related property from time to time to the Depositor, who will subsequently transfer them to the Trust.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.  Usage and Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein are defined in Appendix A to the Master Collateral Agency and Intercreditor Agreement, dated as of [___], 20[_], among the Trust, Cellco, as Servicer, U.S. Bank Trust Company, National Association, as Master Collateral Agent, and the Creditor Representatives from time to time party thereto (the “Master Collateral Agreement”).  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.

ARTICLE II
TRANSFER OF ADDITIONAL TRANSFEROR TRANSFERRED PROPERTY

Section 2.1.  Transfers and Absolute Assignments of Additional Transferor Transferred Property.

(a)            Transfers and Absolute Assignments of Receivables.  Subject to the satisfaction of the conditions in Section 2.1(c), effective on each date on which the Depositor (or the Servicer on its behalf) marks on its system that the applicable Receivables have been transferred to the Trust pursuant to this Agreement for the applicable Receivables Transfer Amount (which date shall be an Acquisition Date), the Additional Transferor shall be deemed to have transferred and absolutely assigned to the Depositor, without recourse (other than the obligations of the Servicer with respect to such Receivables under this Agreement), all of the Additional Transferor’s right, title and interest, whether then owned or later acquired, in the Receivables acquired by it from time to time from various Originators and the other related Additional Transferor

Transferred Property.  The Administrator, with the assistance of the Additional Transferor, will select each pool of Receivables to be transferred and assigned by the Additional Transferor and acquired by the Depositor (and subsequently the Trust) on each Acquisition Date, which Receivables will be set forth on the related Schedule of Receivables.  In connection with each such transfer and assignment, the Trust (or the Administrator, on behalf of the Trust) will also select the Group to which such Receivables shall be designated and will notify the Additional Transferor of such designation on or prior to the related Acquisition Date.

(b)            No Assumption of Obligations.  These transfers and absolute assignments do not, and are not intended to, include any obligation of the Additional Transferor to the Obligors or any other Person relating to the Receivables and the other Additional Transferor Transferred Property, and the Depositor does not assume any of these obligations.

(c)            Conditions for Transfers of Receivables.  The transfers and absolute assignments of the Receivables and the other related Additional Transferor Transferred Property on each Acquisition Date will be subject to the satisfaction of the following conditions on or before such Acquisition Date; provided that the delivery of the Acquisition Notice in clause (i) below shall be deemed to be satisfied as long as such Acquisition Notice is delivered no later than the Payment Date related to the Collection Period in which such Acquisition Date occurs:

(i)            Acquisition Notice.  On or prior to each [Payment Date] (and at such other times as the Administrator may so elect, the Administrator shall deliver to the Depositor, the Trust, the Master Collateral Agent and each related Group Creditor Representative an Acquisition Notice for the Receivables transferred and absolutely assigned on each Acquisition Date that occurred during the Collection Period related to such [Payment Date] (to the extent not included on any previously delivered Acquisition Notice), which will (x) specify the Receivables Transfer Amount and (y) include a report setting forth (I) the Group to which such Receivables were designated, (II) the applicable Group Pool Balance, (III) the Required Pool Balance for the Group to which such Receivables were designated and (IV) the Excess Concentration Amount and Ineligible Amount, in each case, for each Series of the Group to which such Receivables were designated and for which Credit Extensions are Outstanding as of the related Acquisition Date, in each case after giving effect to the acquisition of Receivables on such Acquisition Date and the designation of such Receivables as Group Receivables for each such Group and calculated as of the related Measurement Date; and

(ii)            Additional Transferor’s Certifications.  The Additional Transferor, on each Acquisition Date, certifies that:

(A)
as of such Acquisition Date, (1) the Additional Transferor is Solvent and will not become insolvent as a result of the transfer and absolute assignment of the related Receivables on the Acquisition Date, (2) the Additional Transferor does not intend to incur or believe that it would incur debts that would be beyond the Additional Transferor’s ability to pay as the debts matured and (3) the transfer and absolute assignment of the related Receivables is not made by the Additional Transferor with actual intent to hinder, delay or defraud any Person; and

(B)
the Additional Transferor’s representations and warranties in Section 3.1 (solely with respect to the Additional Transferor) and Section 3.2 (solely with respect to the Receivables transferred on such Acquisition Date) will be true and correct as of such Acquisition Date.

(iii)            Solvent.  The Depositor is Solvent as of the Acquisition Date and before giving effect to such transfer and assignment.

(iv)            Default.  After giving effect to such transfer and assignment and the payment of the related Receivables Cash Transfer Amount, (x) no Event of Default, Potential Default, Servicer Termination Event, Potential Servicer Termination Event or Pool Balance Deficit has occurred and is continuing, or resulted therefrom, in each case with respect to the Group to which such Receivables are designated and (y) no Amortization Event or Potential Amortization Event has occurred and is continuing, or resulted therefrom, in each case with respect to the related Group Series and, for clauses (x) and (y) determined based on calculations as of the related Measurement Date.

(v)            Servicer Certifications.  The Servicer, on each Acquisition Date, certifies that each of the Servicer’s representations and warranties in Section 3.3 (solely with respect to the Receivables transferred on such Acquisition Date by the Additional Transferor) and Section 3.7 (solely with respect to the Servicer) will be true and correct as of such Acquisition Date.

The delivery by the Administrator, on behalf of the Additional Transferor, of an Acquisition Notice will be considered a certification by the Additional Transferor and the Servicer that the conditions set forth in this Section 2.1(c) have been satisfied on each related Acquisition Date.

Section 2.2.  Acquisition of Receivables.  In consideration for each transfer of the Receivables and the other related Additional Transferor Transferred Property, the Depositor will (i) distribute to the Additional Transferor the Receivables Cash Transfer Amount for such Receivables on the related Acquisition Date, and (ii) make a distribution to, or at the written direction of, the Additional Transferor in an amount equal to the excess, if any, of the Receivables Transfer Amount over the Receivables Cash Transfer Amount for such Receivables, in the form of an increase in the beneficial interest in the Trust, as evidenced by the portion of the Class A Certificate allocated to the Additional Transferor, in proportion to the Receivables transferred by the Additional Transferor on such Acquisition Date.  The Additional Transferor, on the one hand, and the Depositor, on the other hand, represents and warrants to the other that the aggregate amount set forth in clauses (i) and (ii) in the immediately preceding sentence distributed by the Depositor to the Additional Transferor on such Acquisition Date will equal the fair market value of the Receivables and the other related Additional Transferor Transferred Property transferred by the Additional Transferor to the Depositor on such Acquisition Date.

Section 2.3.  Acknowledgement of Further Assignments.  The Additional Transferor acknowledges that (a) under the Transfer and Servicing Agreement, the Depositor will transfer and assign all of its right, title and interest in the Additional Transferor Transferred Property and related property and rights to the Trust and (b) under the Master Collateral Agreement, (1) the Trust will assign and pledge the Additional Transferor Transferred Property and related property and rights to the Master Collateral Agent for the benefit of the Secured Parties and (2) the Trust (or the Administrator, on behalf of the Trust) will select the Group to which such transferred Receivables shall be designated.

Section 2.4.  Savings Clause.  The Additional Transferor and the Depositor intend that each assignment under this Agreement be an absolute assignment of the Additional Transferor Transferred Property, conveying good title to the Additional Transferor Transferred Property free and clear of any Lien, other than Permitted Liens, from the Additional Transferor to the Depositor.  The Additional Transferor and the Depositor intend that the Additional Transferor Transferred Property transferred by the Additional Transferor not be a part of the Additional Transferor’s estate if there is a bankruptcy or insolvency of the Additional Transferor.  If, despite the intent of the Additional Transferor and the Depositor, a transfer of the Additional Transferor Transferred Property transferred by the Additional Transferor under this Agreement is determined to be a pledge for a financing or is determined not to be an absolute assignment, the Additional Transferor Grants to the Depositor a security interest in the Additional Transferor’s right, title and interest in the Additional Transferor Transferred Property transferred by it to secure a loan in an amount equal to all amounts payable by the Additional Transferor under this Agreement, all amounts payable as principal of or interest on the Credit Extensions, all amounts payable as Servicing Fees under the Transfer and Servicing Agreement and all other amounts payable by the Trust under the Transaction Documents and other Series Related Documents.  In that case, this Agreement will be a security agreement under Law and the Depositor will have the rights and remedies of a secured party and creditor under the UCC.

ARTICLE III
REPRESENTATIONS AND WARRANTIES; ACQUISITION OF RECEIVABLES

Section 3.1.  Additional Transferor Representations and Warranties.  The Additional Transferor makes the following representations and warranties on which the Depositor is relying in acquiring the Additional Transferor Transferred Property transferred by the Additional Transferor.  The representations and warranties are made as of the date of this Agreement and as of each Acquisition Date and will survive the transfer and absolute assignment of the applicable Additional Transferor Transferred Property by the Additional Transferor to the Depositor under this Agreement and by the Depositor to the Trust under the Transfer and Servicing Agreement and the pledge of the Additional Transferor Transferred Property by the Trust to the Master Collateral Agent under the Master Collateral Agreement:

(a)            Organization and Good Standing.  It is a [statutory trust] duly organized, validly existing and in good standing under the laws of [the State of Delaware], and has full power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document and other Series Related Document to which it is a party.

(b)            Due Qualification. It is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c)            Authorization and No Contravention. The execution, delivery and performance by it of this Agreement, the other Transaction Documents and the other Series Related Documents to which it is a party and the other documents to be delivered by it hereunder or thereunder: (i) are within its [trust] powers, (ii) have been duly authorized by it by all necessary action, (iii) do not contravene (A) its organizational documents, (B) any contractual obligation or restriction binding on or affecting it or its property or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. This Agreement and each of the other Transaction Documents and other Series Related Documents to which it is a party have been duly executed and delivered by it.

(d)            No Violation. The execution and delivery of this Agreement by it, the performance by it of the transactions contemplated by this Agreement or any other Transaction Document or other Series Related Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to it will not violate any Law applicable to it, except where such violation would not reasonably be expected to have a Material Adverse Effect.

(e)            No Consent Required. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of this Agreement or any other Transaction Document or other Series Related Document to which it is a party, except for any authorizations or approvals that have already been obtained and the filing of the UCC financing statements as required by this Agreement.

(f)            Binding Obligation. This Agreement and each other Transaction Document and other Series Related Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.

(g)            Bulk Sales Act. No transaction contemplated hereby requires compliance with any bulk sales act or similar Law.

(h)            Compliance with Law. It has complied with all applicable Laws to which it may be subject, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(i)            No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against or affecting it or any of its properties, that (i) if adversely determined (individually or in the aggregate), would reasonably be expected to have a Material Adverse Effect or (ii) involve any Transaction Document or other Series Related Document or any transaction contemplated thereby and as to which there is a reasonable possibility of a materially adverse decision.

(j)            Not an Investment Company.  It is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act.

Section 3.2.  Additional Transferor Representations and Warranties About Pools of Receivables Transferred by the Additional Transferor.  The Additional Transferor makes the following representations and warranties about each pool of Receivables transferred by the Additional Transferor on which the Depositor is relying in acquiring the Additional Transferor Transferred Property.  The representations and warranties are made as of each Acquisition Date (other than the representation and warranty set forth in clause (e) below, which is made as of the date the Schedule of Receivables is delivered)  for the related Receivables and will survive the transfer and assignment of the Additional Transferor Transferred Property transferred by the Additional Transferor to the Depositor under this Agreement and by the Depositor to the Trust under the Transfer and Servicing Agreement and the pledge of the Additional Transferor Transferred Property by the Trust to the Master Collateral Agent under the Master Collateral Agreement, and may not be waived by the Depositor.

(a)            Valid Assignment.  This Agreement evidences a valid absolute assignment of the Additional Transferor Transferred Property transferred by the Additional Transferor to the Depositor, enforceable against creditors of, purchasers from and transferees and absolute assignees of the Additional Transferor.

(b)            Good Title to Additional Transferor Transferred Property.  Immediately prior to the transfer and absolute assignment by it under this Agreement of any Additional Transferor Transferred Property transferred by the Additional Transferor, it was the owner of, and had good title to, such Additional Transferor Transferred Property, free and clear of any Lien, other than Permitted Liens.

(c)            Security Interest in Additional Transferor Transferred Property.

(i)            The Depositor will have, immediately following completion of the transfer and absolute assignment pursuant to this Agreement, a valid and continuing ownership interest, which is a first priority perfected security interest (as such term is used in Article 9 of the applicable UCC) enforceable as such against creditors of and lenders to it, in the Additional Transferor Transferred Property transferred by the Additional Transferor free and clear of any Lien, other than Permitted Liens.

(ii)            Other than pursuant to this Agreement, it has not pledged, assigned, transferred or granted a security interest in, or otherwise conveyed, any of the Additional Transferor Transferred Property. From and after the date hereof, it has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering any Additional Transferor Transferred Property transferred by it under this Agreement other than any financing statement filed in connection with this Agreement or any other Transaction Document or other Series Related Document.

(iii)            It will cause as of the date of this Agreement, the delivery to the Administrator and the Depositor in proper form for filing, and has caused the filing of (or will cause the filing of within ten (10) days following the date of this Agreement or, solely to the extent any additional filing is necessary as determined by the Additional Transferor and the Administrator, the related Acquisition Date) all appropriate financing statements and financing statement amendments in the proper filing office in the appropriate jurisdictions under the applicable Law in order to perfect and maintain perfected the conveyance of the Additional Transferor Transferred Property transferred by the Additional Transferor.

(d)            No Adverse Selection. None of the Administrator, the Additional Transferor or any of their respective Affiliates has selected any Receivables to be transferred and assigned to the Depositor on the applicable Acquisition Date through a process that is intended to be adverse to the Depositor or the Depositor’s assignees.

(e)            Schedule of Receivables.  The Schedule of Receivables contains an accurate and complete list of unique asset identifying information for the Receivables transferred by the Additional Transferor.

(f)            [Underwriting Procedures.  The Receivables were originated in accordance with all applicable requirements of the Underwriting Procedures of the applicable Originator in all material respects.]

(g)            Accounts.  Each Receivable is (A) if the Receivable is not secured by the related Device, an “account” or “payment intangible,” or (B) if the Receivable is secured by the related Device, “chattel paper,” in each case, within the meaning of the applicable UCC.

(h)            [No Defenses.  There is no right of rescission, setoff, counterclaim or defense asserted or threatened against any of the Receivables, including by reason of the

Marketing Agent’s failure to make, or to cause the related Originator to make, any Upgrade Payments related to an Upgrade Offer.]

Section 3.3.  Servicer Representations and Warranties About Each Receivable.  As set forth in Section 2.1(a), on or prior to each Acquisition Date, the Trust (or the Administrator, on behalf of the Trust) will notify the Additional Transferor transferring and absolutely assigning any Receivables on such Acquisition Date of the Group to which such Receivables will be designated.  With respect to the Receivables transferred by the Additional Transferor to the Depositor under this Agreement, the Servicer represents and warrants that each Receivable transferred and absolutely assigned by the Additional Transferor to the Depositor under this Agreement is an Eligible Receivable with respect to at least one Series of the Group to which such Receivable will be designated and for which Credit Extensions are Outstanding as of the related Acquisition Date (the “Group Eligibility Representation”).  Such representation and warranty is made as of the Acquisition Date for the related Receivables and will survive (i) the transfer and absolute assignment of the Receivables transferred by the Additional Transferor to the Depositor under this Agreement and by the Depositor to the Trust under the Transfer and Servicing Agreement, (ii) the pledge of such Receivables by the Trust to the Master Collateral Agent under the Master Collateral Agreement and (iii) the designation of such Receivable to the related Group.  Any inaccuracy in the Group Eligibility Representation will be deemed not to constitute a breach of the Group Eligibility Representation if each of the following conditions is satisfied: such inaccuracy both (i) does not affect the ability of the Trust to receive and retain payment in full on such Receivable on the terms and conditions and within the timeframe set forth in the underlying device payment plan agreement and (ii) does not have a material adverse effect on the Credit Extensions related to the Group to which such Receivables have been designated.

Section 3.4.  Servicer Acquisition of Receivables for Breach of Representations.

(a)            Investigation of Breach.  If a Responsible Person of the Servicer receives written notice from the Depositor, the Administrator, any Creditor Representative or the Master Collateral Agent that the Group Eligibility Representation was breached when made, then, in each case, the Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) will investigate the Receivable to confirm the breach and determine if the breach affects the ability of the Trust to receive and retain payment in full on such Receivable on the terms and conditions and within the timeframe set forth in the underlying device payment plan agreement and has a material adverse effect on the Credit Extensions related to the Group to which such Receivable has been designated.  The Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) will have the option to cure such breach.  For the avoidance of doubt, the Master Collateral Agent shall have no obligation to give the notice set forth in the first sentence of this Section 3.4 unless a Responsible Person of the Master Collateral Agent has actual knowledge of such breach or has received written notice identifying the specific Receivable or Receivables for which the Group Eligibility Representation was breached.  None of the Depositor, the Owner Trustee, the Master Collateral Agent, the Parent Support Provider, the Marketing Agent or the Administrator will have an obligation to investigate whether a breach of the Group Eligibility Representation has occurred or whether any Receivable is required to be acquired under this Section 3.4.  In addition, with respect to Group 60-Day Delinquent Receivable subject to an Asset Representations Review, the Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) will have the sole ability to determine if there was non-compliance with the applicable Group Eligibility Representation made by it with respect to those Group 60-Day Delinquent Receivables that constitutes a breach, and whether to acquire those Receivables from the Trust.

(b)            Acquisition of Receivables; Payment of Reconveyance Amount.  If the Servicer chooses to cure a breach of the Group Eligibility Representation that had a material adverse effect on the Credit Extensions related to the Group to which such Receivable has been designated, such breach must be cured by the Servicer by the end of the second month following the month the Responsible Person of the Servicer received written notice of the breach as set forth above.  If such breach (i) is not cured in all material respects and (ii) had a material adverse effect on the Credit Extensions related to the Group to which such Receivable has been designated, then the Servicer must acquire any such Receivable transferred by it to the Depositor for which the Group Eligibility Representation was breached on or before the Business Day before the Payment Date following the end of the second month referenced in the first sentence hereof (or, with satisfaction of the Rating Agency Condition, if applicable, on such Payment Date) by remitting the Reconveyance Amount for the related Receivables to the Collection Account on or prior to such date.

(c)            Transfer and Assignment of Reconveyed Receivable.  For any acquisition of a Receivable by the Servicer under this Section 3.4, the Trust will be deemed to have transferred and absolutely assigned to the Servicer, effective as of the Reconveyance Date, all of the Trust’s right, title and interest in such Receivable and all security and documents relating to such Receivable, and the Servicer  will be entitled to all collections on or proceeds of the Reconveyed Receivable on and after the related Reconveyance Cutoff Date.  The transfer and absolute assignment will not require any action by the Depositor or the Trust and will be without recourse, representation or warranty by the Depositor or the Trust, except that such Receivable is free of any Liens, other than Permitted Liens.  After the transfer and absolute assignment, the Servicer will mark its receivables systems to indicate that the Reconveyed Receivable is no longer a Receivable and may take any action necessary or advisable to transfer and absolutely assign the Reconveyed Receivable, free from any Lien of the Depositor, the Trust or the Master Collateral Agent.

(d)            Acquisition Sole Remedy.  The sole remedy against the Servicer or the Additional Transferor for a breach of the Servicer’s Group Eligibility Representation is to require the Servicer to acquire the related Receivables under this Section 3.4.  The Depositor will enforce the Servicer’s acquisition obligation under this Section 3.4.  For the avoidance of doubt, nothing contained in this Section 3.4(d) shall limit any remedy of the Trust against the Parent Support Provider contained in the Parent Support Agreement.

(e)            Dispute Resolution. The Servicer and the Additional Transferor agree to be bound by the dispute resolution provisions in Section 11.2 of the Transfer and Servicing Agreement as if they were part of this Agreement.

(f)            Removal or Resignation of Cellco as Servicer.  Notwithstanding anything to the contrary in this Agreement or in any other Transaction Document or Series Related Document, immediately upon the resignation or removal of Cellco as Servicer pursuant to Sections 7.1 or 7.2 of the Transfer and Servicing Agreement, Cellco, in its individual capacity, will be required to assume the obligation to acquire Receivables as set forth in this Section 3.4 without further action.

Section 3.5.  Servicer’s Acquisition of Bankruptcy Surrendered Receivables.

(a)            Acquisition of Bankruptcy Surrendered Receivable; Payment of Reconveyance Amount.  If a Receivable transferred to the Depositor by the Additional Transferor under Section 2.1 becomes a Bankruptcy Surrendered Receivable, the Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) shall acquire such Receivable from the Trust, subject to the last sentence of this Section 3.5(a).  The Servicer will acquire any Bankruptcy Surrendered Receivables by remitting the Reconveyance Amount for the related Bankruptcy Surrendered Receivables on or prior to the second Business Day before the Payment Date related to the Collection Period during which the Receivable became a Bankruptcy Surrendered Receivable.  The aggregate Principal Balance of all Bankruptcy Surrendered Receivables acquired by the Servicer, in the aggregate, shall not exceed five percent (5%) of the highest aggregate Principal Balance of all Receivables (calculated as of the relevant Cutoff Date for such Receivable) transferred by the Additional Transferor to the Depositor and by the Depositor to the Trust and held by the Trust as of the applicable date of determination, and the Servicer shall not be required to acquire Bankruptcy Surrendered Receivables in excess of such limit.

(b)            Transfer and Assignment of Bankruptcy Surrendered Receivables.  When the Servicer’s payment of the Reconveyance Amount for its Bankruptcy Surrendered Receivables is deposited into the Collection Account, the Trust will be deemed to have transferred and absolutely assigned to the Servicer, effective as of the Reconveyance Date, all of the Trust’s right, title and interest in such Bankruptcy Surrendered Receivables and all security and documents relating to such Bankruptcy Surrendered Receivables on and after the related Reconveyance Cutoff Date.  The transfer and absolute assignment will not require any action by the Additional Transferor, the Depositor, the Trust or the Master Collateral Agent and will be without recourse, representation or warranty by the Depositor or the Trust, except that such Bankruptcy Surrendered Receivables are free of any Liens, other than Permitted Liens.  After the transfer and absolute assignment, the Servicer will mark its receivables systems to indicate that the Reconveyed Receivables are no longer Receivables and may take any action necessary or advisable to transfer and absolutely assign the Reconveyed Receivables, free from any Lien of the Additional Transferor, the Depositor, the Trust or the Master Collateral Agent.

(c)            Enforcement of Obligation.  The Depositor will enforce the Servicer’s (or if Cellco is no longer the Servicer, then Cellco’s, in its individual capacity) acquisition obligation under this Section 3.5.

(d)            Acquisition Sole Remedy.  If a Receivable transferred to the Depositor from the Additional Transferor under Section 2.1 becomes a Bankruptcy Surrendered Receivable, the sole remedy of the Depositor, the Trust or Master Collateral Agent is to require the Servicer to acquire the Bankruptcy Surrendered Receivable under this Section 3.5.

Section 3.6.  Depositor’s Representations and Warranties.  The Depositor represents and warrants to the Additional Transferor and the Servicer as of the date of this Agreement and each Acquisition Date:

(a)            Organization and Good Standing. The Depositor is a validly existing limited liability company in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document and other Series Related Document to which it is a party.

(b)            Due Qualification. The Depositor is duly qualified to do business, is in good standing as a foreign limited liability company (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c)            Due Authorization. The execution, delivery, and performance of this Agreement and each other Transaction Document and other Series Related Document to which it is a party, have been duly authorized by the Depositor by all necessary limited liability company action on the part of the Depositor.

(d)            No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Depositor or any of its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document or other Series Related Document to which it is a party; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or other Series Related Document to which it is a party; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document or other Series Related Document to which it is a party.

(e)            All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it, if any, in connection with the execution and delivery of this Agreement and each other Transaction Document and other Series Related Document to which it is a party and the performance of the transactions contemplated by this Agreement or any other Transaction Document or other Series Related Document by the Depositor, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

(f)            Binding Obligation. This Agreement and each other Transaction Document and other Series Related Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.

(g)            No Conflict. The execution and delivery of this Agreement or any other Transaction Document or other Series Related Documents to which it is a party by the Depositor, and the performance by it of the transactions contemplated by the Transaction Documents and other Series Related Documents and the fulfillment of the terms hereof and thereof applicable to the Depositor, (i) do not contravene (A) its limited liability company agreement, (B) any contractual restriction binding on or affecting it or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.

(h)            No Violation. The execution and delivery of this Agreement by the Depositor, the performance by the Depositor of the transactions contemplated by this Agreement or any other Transaction Document or other Series Related Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Depositor will not violate any Law applicable to the Depositor, except where such violation would not reasonably be expected to have a Material Adverse Effect.

Section 3.7.  Servicer’s Representations and Warranties.  The Servicer represents and warrants to the Depositor as of the date of this Agreement and as of each Acquisition Date:

(a)            Organization and Good Standing.  The Servicer is a validly existing partnership in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document and other Series Related Document to which it is a party.

(b)            Due Qualification.  The Servicer is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c)            Due Authorization. The execution, delivery, and performance of this Agreement and each other Transaction Document and other Series Related Document to which it is a party, have been duly authorized by the Servicer by all necessary partnership action on the part of the Servicer.

(d)            No Proceedings.  There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Servicer or any of its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document or other Series Related Document to which it is a party; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or other Series Related Document to which it is a party; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document or other Series Related Document to which it is a party.

(e)            All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it, if any, in connection with the execution and delivery of this Agreement and each other Transaction Document and other Series Related Document to which it is a party and the performance of the transactions contemplated by this Agreement or any other Transaction Document or other Series Related Document by the Servicer, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

(f)            Binding Obligation.  This Agreement and each other Transaction Document and other Series Related Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.

(g)            No Conflict.  The execution and delivery of this Agreement or any other Transaction Document or other Series Related Documents to which it is a party by the Servicer, and the performance by it of the transactions contemplated by the Transaction Documents and other Series Related Documents and the fulfillment of the terms hereof and thereof applicable to the Servicer, (i) do not contravene (A) the organizational documents of the Servicer, (B) any contractual restriction binding on or affecting it or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.

(h)            No Violation.  The execution and delivery of this Agreement by the Servicer, the performance by the Servicer of the transactions contemplated by this Agreement or any other Transaction Document or other Series Related Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Servicer will not violate any Law applicable to the Servicer, except where such violation would not reasonably be expected to have a Material Adverse Effect.

ARTICLE IV
ADDITIONAL TRANSFEROR’S AGREEMENTS

Section 4.1.  Financing Statements.

(a)            Filing of Financing Statements.  The Additional Transferor will file, or will cause to be filed, financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices necessary to perfect the Depositor’s interest in the Additional Transferor Transferred Property transferred by the Additional Transferor.  The Additional Transferor will promptly deliver, or will cause to be delivered, to the Depositor file-stamped copies of, or filing receipts for, any financing statement, continuation statement and amendment to a previously filed financing statement.

(b)            Depositor Authorized to File Financing Statements.  The Additional Transferor authorizes the Depositor to file financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices as the Depositor may determine are necessary or advisable to perfect the Depositor’s interest in the Additional Transferor Transferred Property.  The financing and continuation statements may describe the Additional Transferor Transferred Property as the Depositor may reasonably determine to perfect the Depositor’s interest in the Additional Transferor Transferred Property.

(c)            Relocation of the Additional Transferor.  The Additional Transferor will notify the Depositor at least ten (10) days before a relocation of its chief executive office or jurisdiction of organization if it could require the filing of a new financing statement or an amendment to a previously filed financing statement under Section 9-307 of the UCC.  If required, the Additional Transferor will promptly file, or will cause to be filed, new financing statements or amendments to all previously filed financing statements.  The Additional Transferor will maintain its chief executive office within the United States and will maintain its jurisdiction of organization in only one State.  The Additional Transferor will notify the Depositor of any change in its immediate ownership or any decision to appoint a new trustee of the Additional Transferor.

(d)            Change of the Additional Transferor’s Name.  The Additional Transferor will notify the Depositor at least ten (10) days before any change in its name that could make a financing statement filed under this Section 4.1 seriously misleading under Section 9-506 of the UCC.  If required, the Additional Transferor will promptly file, or will cause to be filed, amendments to all previously filed financing statements.

Section 4.2.  No Transfer or Lien by the Additional Transferor.  Except for the transfer and absolute assignment under this Agreement, the Additional Transferor will not transfer or absolutely assign any Additional Transferor Transferred Property transferred and absolutely assigned by it under this Agreement to another Person or Grant or allow a Lien, other than a Permitted Lien, on an interest in any such Additional Transferor Transferred Property.  The Additional Transferor will defend the Depositor’s interest in the Additional Transferor

Transferred Property transferred and absolutely assigned by it to the Depositor against claims of third parties claiming through the Additional Transferor.

Section 4.3.  Expenses.  The Additional Transferor will pay all expenses to perform its obligations under this Agreement and the Depositor’s reasonable expenses to perfect the Depositor’s interest in the Additional Transferor Transferred Property transferred by the Additional Transferor to the Depositor and to enforce the Additional Transferor’s obligations under this Agreement.

Section 4.4.  Additional Transferor’s Records.  On the related Acquisition Date, the Additional Transferor will mark its records to indicate that any Receivable absolutely assigned by the Additional Transferor to the Depositor is owned by the Depositor or its assignee on the related Acquisition Date, and will not change the indication until the Receivable has been paid in full by the Obligor, acquired by the Servicer or the Marketing Agent or sold to a third party, as applicable, under a Transaction Document or other Series Related Document.

Section 4.5.  Review of Additional Transferor’s Records.  The Additional Transferor will maintain records and documents relating to its performance under this Agreement according to its customary business practices.  Upon reasonable request not more than once during any calendar year, and with reasonable notice, the Additional Transferor will give the Depositor (or its representatives) access to the records and documents to conduct a review of the Additional Transferor.  Any access or review will be conducted at the Additional Transferor’s offices during its normal business hours at a time reasonably convenient to the Additional Transferor and in a manner that will minimize disruption to its business operations.  Any access or review will be subject to the Additional Transferor’s security, confidentiality and privacy policies and any legal, regulatory and data protection policies.

ARTICLE V
OTHER AGREEMENTS

Section 5.1.  No Petition.  Each party hereto agrees that, before the date that is two (2) years and one (1) day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued or loans entered into by the Depositor or by a trust for which the Depositor was a depositor or (b) the Credit Extensions, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor, (ii) the Trust or (iii) the Additional Transferor, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law.  This Section 5.1 will survive the termination of this Agreement.

Section 5.2.  Limited Recourse.  The Additional Transferor agrees that any claim that it may seek to enforce against the Depositor under this Agreement is limited to the Additional Transferor Transferred Property transferred by the Additional Transferor only and is not a claim against the Depositor’s assets as a whole or against assets other than such Additional Transferor Transferred Property.

Section 5.3.  Termination.  This Agreement will terminate on the earlier of (i) the date on which the Trust is terminated under the Trust Agreement and (ii) the date on which, after all Receivables transferred to the Depositor under this Agreement have been paid in full, the Servicer and the Depositor agree to terminate this Agreement, with the written consent of the Trust (or the Administrator on behalf of the Trust).

Section 5.4.  Merger, Consolidation, Succession or Assignment.  Any Person (a) into which the Additional Transferor is merged or consolidated, (b) resulting from a merger or consolidation to which the Additional Transferor is a party, (c) succeeding to the Additional Transferor’s business or (d) that is an Affiliate of the Additional Transferor to whom the Additional Transferor has assigned this Agreement, will be the successor to the Additional Transferor under this Agreement.  Within fifteen (15) Business Days after the merger, consolidation, succession or assignment, such Person will (i) execute an agreement to assume the Additional Transferor’s obligations under this Agreement and each other Transaction Document and Series Related Document to which it is a party (unless the assumption happens by operation of Law), (ii) deliver to the Trust, the Owner Trustee and the Master Collateral Agent an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation, succession or assignment and the assumption agreement comply with this Section 5.4 and (iii) notify any Rating Agency, if applicable, of the merger, consolidation, succession or assignment.

ARTICLE VI
MISCELLANEOUS

Section 6.1.  Amendments.

(a)            Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement, without the consent of any Creditor Representatives or Creditors, for the purpose of curing any ambiguity, correcting an error or correcting or supplementing any provision of this Agreement that may be defective or inconsistent with the other terms of this Agreement.

(b)            Other Amendments.  Other than as set forth in Section 6.1(c), the parties to this Agreement, without the consent of any Creditor Representatives or Creditors, may also amend this Agreement for the purpose of adding any provisions to, or changing in any manner or eliminating any provisions of, this Agreement or modifying in any manner the rights of the Creditors under this Agreement if (x) the Trust or the Administrator delivers an Officer’s Certificate to the Master Collateral Agent and the Owner Trustee stating that the Trust or the Administrator, as applicable, reasonably believes that such amendment will not have a material adverse effect on the interest of any Creditor or (y) the Rating Agency Condition has been satisfied for all Credit Extensions then rated by a Rating Agency with respect to such amendment.

(c)            Amendments Requiring Consent of all Affected Creditors.  This Agreement may also be amended from time to time by the parties hereto, with the consent of the Majority Creditor Representatives of each Group adversely affected thereby, with prior written notice to the applicable Rating Agencies (if any Credit

Extensions of an affected Group are then rated by such Rating Agency), and the Master Collateral Agent, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Creditors under this Agreement.

(d)            Master Collateral Agent Consent.  The consent of the Master Collateral Agent will be required for any amendment under Sections 6.1(b) or (c) that has a material adverse effect on the rights, duties, obligations, immunities or indemnities of the Master Collateral Agent.

(e)            Notice of Amendments.  Promptly after the execution of an amendment, the Depositor will deliver, or will cause the Administrator to deliver, a copy of the amendment to the Master Collateral Agent and the Rating Agencies, if applicable, and the Master Collateral Agent will notify the Creditors of the substance of the amendment.

(f)            Creditor Consent.  For any amendment to this Agreement requiring the consent of any Creditors, the Master Collateral Agent will, when directed by Trust Order, notify the Creditor Representatives to request consent and follow its reasonable procedures to obtain consent.  It shall not be necessary for the consent of any Creditors (acting through its Creditor Representative) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Creditor (acting through its Creditor Representative) consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Creditor and any Creditor Representative consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Creditor Representative or its Creditors.

(g)            Deemed Consent for All Creditors.  In the event that the Trust Financing Agreement for a Series enables a portion of the Creditors of that Series, or any Class of that Series, to exercise consent rights for such Series, the consent (or lack thereof) of such portion of the Creditors shall be deemed to be the consent (or lack thereof) of all Creditors of such Series.

(h)            Trust Financing Agreements.  The Trust Financing Agreement for any Series may have additional requirements or criteria to amend, modify or waive any provision of this Agreement and no amendment, modification or waiver of any provision of this Agreement shall occur unless each of the additional criteria, if any, has been satisfied.

Section 6.2.  Benefit of Agreement; Third-Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  The Trust and the Master Collateral Agent, for the benefit of the Secured Parties, will be third-party beneficiaries of this Agreement and may enforce this Agreement against each of the Additional Transferor and the Servicer.  No other Person will have any right or obligation under this Agreement.

Section 6.3.  Notices.

(a)            Notices to Parties.  All notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

(i)            for personally delivered, express or certified mail or courier, when received;

(ii)            for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)            for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)            for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b)            Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule A to the Transfer and Servicing Agreement, or, in the case of the Additional Transferor, the address of Cellco stated in Schedule A to the Transfer and Servicing Agreement, which address the party may change at any time by notifying the other party.

Section 6.4.  GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

Section 6.5.  Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 6.6.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 6.7.  No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under Law.

Section 6.8.  Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 6.9.  Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 6.10.  Counterparts.  This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document.

Section 6.11.  [Agreements of the Additional Transferor.  All and each of the representations, warranties, undertakings and agreements herein made on the part of the Additional Transferor are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding [___] in its individual capacity or in its capacity as owner trustee of the Additional Transferor under the Additional Transferor’s trust agreement, but are made and intended for the purpose of binding only the Additional Transferor (a Delaware statutory trust) and the Additional Transferor’s estate, right, title and interest in and to the assets of the Additional Transferor, and this Agreement is executed and delivered by the owner trustee of the Additional Transferor solely on behalf of the Additional Transferor (a separate legal entity) in the exercise of the powers expressly conferred upon it as owner trustee of the Additional Transferor under the Additional Transferor’s trust agreement.  Notwithstanding anything in this Agreement to the contrary, no personal liability or responsibility is assumed hereunder by, or at any time shall be enforceable against [___], the owner trustee of the Additional Transferor, or any successor in trust on account of any representation, warranty, undertaking or agreement hereunder of the Additional Transferor, either expressed or implied, all such personal liability, if any, being expressly waived by the other parties hereto.  [___], in its individual capacity or in its capacity as the owner trustee of the Additional Transferor, shall have no duty or responsibility hereunder or under any related document absent receipt of appropriate written instructions from the Administrator.]

Section 6.12.  Electronic Signatures. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

[_____],
as Additional Transferor

By:
Name:
Title:

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer

By:
Name:
Title:

VERIZON ABS II LLC,
as Depositor

By:
Name:
Title:

[Signature Page to Additional Transferor Receivables Transfer Agreement]

Exhibit A

Form of Acquisition Notice

U.S. Bank Trust Company, National Association,
as Master Collateral Agent
Global Structured Finance
190 South LaSalle Street
Chicago, IL 60603
MK-IL-SL7

Verizon ABS II LLC
One Verizon Way
Basking Ridge, NJ 07920
Attn: Chief Financial Officer

Verizon Master Trust
c/o Wilmington Trust, National Association
Rodney Square North, 1100 North Market Street
Wilmington, DE 19890-1600
Attn: Corporate Trust Administration

Acquisition Notice: Verizon Master Trust

Ladies and Gentlemen:

Under Section 2.1(c) of the Additional Transferor Receivables Transfer Agreement, dated as of [___], 20[_] (the “Transfer Agreement”), among the Additional Transferor, Cellco Partnership d/b/a Verizon Wireless, as Servicer, and Verizon ABS II LLC, as Depositor, we notify the Master Collateral Agent, the Depositor and the Trust that on [____], 20[__], [___], 20[_] and [___], 20[_] (each, an “Acquisition Date”) (x) under the Transfer Agreement, the Additional Transferor transferred to the Depositor the Receivables listed on the related Schedule of Receivables for [(i)] an aggregate Receivables Cash Transfer Amount for such Receivables of $[                         ][ and (ii) an increase in the value of the Class A Certificate [of $[______]] ; (y) under the Transfer and Servicing Agreement, dated as of [___], 20[_], among Verizon Master Trust, as Trust, Verizon ABS II LLC, as Depositor, and Cellco, as Servicer, Marketing Agent and Custodian (the “Transfer and Servicing Agreement”), the Depositor transferred to the Trust such Receivables for the Receivables Transfer Amount for such Receivables in the form of [(i)] the Receivables Cash Transfer Amount[ and (ii) an increase in the Class B Certificate Principal Balance [of $[_______]]; and (z) (I) the Group to which such Receivables were designated, (II) the applicable Group Pool Balance, (III) the Required Pool Balance for the Group to which such Receivables were designated and (IV) the Excess Concentration Amount and Ineligible Amount, in each case, for each Series of the Group to which such Receivables were designated and for which Credit Extensions are Outstanding as of the related Acquisition Date, in each case after giving effect to the acquisition of Receivables on such Acquisition Date and the designation of such Receivables as Group Receivables for each such Group and calculated as of the related Measurement Date, are as follows:

1. Pool Balance [Identify Group]:
2. Required Pool Balance [Identify Group]:
3. Excess Concentration Amount [Identify Series and Group]
4. Ineligible Amount [Identify Series and Group]
5. Cutoff Date

Capitalized terms used but not defined herein will have the meanings provided in Appendix A of the Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, as amended, among Verizon Master Trust, as Trust, Cellco Partnership d/b/a Verizon Wireless, as Servicer, U.S. Bank Trust Company, National Association, as Master Collateral Agent, and the Creditor Representatives from time to time party thereto.

[The Servicer is directed to cause the Master Collateral Agent to withdraw from the Collection Account (or utilize Collections in respect of the Receivables designated to the Group to which the Receivables acquired on an Acquisition Date were designated) on the related Acquisition Date]1, the Receivables Cash Transfer Amount set forth above and deliver that amount to the Depositor who shall deliver such amount to the Additional Transferor.  The Trust, the Depositor and the Additional Transferor each represents and warrants to each of the others that the Receivables Transfer Amount set forth above is equal to the fair market value of the Receivables and either the other Additional Transferor Transferred Property transferred to the Depositor by the Additional Transferor or the Depositor Transferred Property transferred to the Trust by the Depositor, as applicable.

[To the extent required to be included under Section 3.5(e) of the Transfer and Servicing Agreement, include (a) the aggregate Principal Balance as of the Cutoff Date for the Receivables transferred to the Trust, (b) the Receivables Transfer Amount for such Acquisition Date, and (c) such other information as required by a Trust Financing Agreement.]

[The foregoing shall be deemed to be the Acquisition Date Supplement in respect of the related Acquisition Date. A Responsible Person of the Servicer hereby certifies that the information in such Acquisition Date Supplement is accurate in all material respects.]

[Remainder of Page Left Blank]

1 Revise as necessary.

EA-2

Very truly yours,

CELLCO PARTNERSHIP d/b/a VERIZON
WIRELESS,
as Administrator

By
Name:
Title:

EA-3